UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020

CYCLERION THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-38787	83-1895370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

301 Binney Street

Cambridge, Massachusetts 02142

(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (857) 327-8778)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CYCN	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On October 1, 2020, Cyclerion Therapeutics, Inc. provided an update on the timing of disclosing top line results of two clinical trials: olinciguat Phase 2 STRONG study in sickle cell disease patients, and IW-6463 translational pharmacology study, conducted in elderly healthy subjects, to support further development in serious central nervous system (CNS) diseases. As a result of some recent COVID-19 related operational delays in obtaining certain study data, Cyclerion continues to perform analyses of data from both studies, and expects to communicate top line results from both these studies in the coming weeks.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyclerion Therapeutics, Inc.

Dated: October 1, 2020	By:	/s/ William I. Huyett
		Name:	William I. Huyett
		Title:	Chief Financial Officer

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